GOLDMAN SACHS ETF TRUST
Goldman Sachs Core Plus Bond ETF
(the “Fund”)
Supplement dated October 19, 2026 to the
Prospectus, dated August 6, 2026
Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, has implemented a management fee waiver for the Fund. Accordingly, effective immediately, the Prospectus will be revised as follows:
The following replaces in their entirety the table and accompanying footnotes under the “Goldman Sachs Core Plus Bond ETF—Summary—Fees and Expenses of the Fund” section of the Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.40%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.35%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.35% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Core Plus Bond ETF—Summary—Expense Example” section of the Prospectus:
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$36	$123	$219	$500
The following replaces in its entirety the first paragraph below the second table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.35% as an annual percentage rate of average daily net assets of the Goldman Sachs Core Plus Bond ETF. The arrangement will remain in effect through at least December 29, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
In addition to the management fee waiver described above, the Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which a Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
This Supplement should be retained with your Prospectus for future reference.

GCPBGINCSTK 10‑26